Supplement to the
Fidelity® Disciplined Equity Fund,
Fidelity Small Cap Selector, Fidelity Stock Selector, and
Fidelity TechnoQuant® Growth Fund
December 23, 2000
Prospectus

The following information supplements the information found under the heading "Principal Investment Strategies" for Small Cap Selector in the "Investment Summary" section beginning on page 3.

  Investing in either "growth" stocks or "value" stocks or both.

The following information replaces the fourth bullet found under the heading "Principal Investment Strategies" for Small Cap Selector in the "Investment Summary" section on page 4.

  Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

The fourth bullet labeled "Quantitative Investing" found under the heading "Principal Investment Risks" for Small Cap Selector in the "Investment Summary" section on page 4 has been removed.

The following information replaces the fourth paragraph found under the heading "Principal Investment Strategies" for Small Cap Selector in the "Investment Details" section beginning on page 11.

FMR is not constrained by any particular investment style. At any given time, FMR may tend to buy "growth" stocks or "value" stocks, or a combination of both types. In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

The following information replaces similar information found under the heading "Fund Management" in the "Fund Services" section on page 28.

James M. Harmon is manager of Small Cap Selector, which he has managed since April 2001. He also manages other Fidelity funds. Since joining Fidelity in 1995, Mr. Harmon has worked as a research analyst and manager.

John Chow is manager of TechnoQuant Growth, which he has managed since April 2001. Since joining Fidelity in 1994, Mr. Chow has worked as a research analyst and manager.

QNT-01-01 April 21, 2001
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